UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 2, 2005

Alliant Techsystems Inc.

(Exact name of Registrant as Specified in Its Charter)

Commission file number 1-10582

Delaware	41-1672694
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5050 Lincoln Drive Edina, Minnesota	55436-1097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (952) 351-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 2, 2005, Alliant Techsystems Inc. (ATK) furnished a Current Report on Form 8-K including a press release reporting its financial results for the fiscal quarter ended January 2, 2005 as Exhibit 99.1. This amended Form 8-K is being furnished to include the reconciliation of ATK’s total projected free cash flow (cash from operating activities less capital expenditures), which represents a non-GAAP financial measure, for fiscal 2005.  The reconciliation was inadvertently omitted from the press release.  The reconciliation of the projected free cash flow for fiscal 2005 is attached as exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(c)                                  Exhibits.

Exhibit No.	Description
99.2	Reconciliation of Non-GAAP financial measure related to projected free cash flow for fiscal 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

	By:	/s/ Eric S. Rangen
	Name:	Eric S. Rangen
	Title:	Executive Vice President and Chief Financial Officer

Date: February 3, 2005